UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 31, 2021

GREENLANE HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38875	83-0806637
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1095 Broken Sound Parkway, Suite 300 Boca Raton, FL	33487
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (877) 292-7660

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.01 par value per share	GNLN	Nasdaq Global Market

Introductory Note

This Current Report on Form 8-K is being filed in connection with the completion, on August 31, 2021, of the transactions contemplated by that certain Agreement and Plan of Merger (the “Merger Agreement”), dated as of March 31, 2021, by and among Greenlane Holdings, Inc. (“Greenlane” or the “Company”), Merger Sub Gotham 1, LLC, a wholly owned subsidiary of Greenlane (“Merger Sub 1”), Merger Sub Gotham 2, LLC, a wholly owned subsidiary of Greenlane (“Merger Sub 2”), and KushCo Holdings, Inc. (“KushCo”)

Pursuant to the Merger Agreement, (i) Merger Sub 1 was merged with and into KushCo (such merger, “Merger 1”) at the effective time of Merger 1 whereupon the separate existence of Merger Sub 1 ceased and KushCo continued as the surviving entity and a wholly owned subsidiary of Greenlane and (ii) KushCo was merged with and into Merger Sub 2 (such merger, “Merger 2,” and together with Merger 1, the “Mergers”) at the effective time of Merger 2, whereupon the separate existence of KushCo ceased and Merger Sub 2 continued as the surviving entity and a wholly-owned subsidiary of Greenlane. In connection with the Mergers, the Greenlane Certificate of Incorporation was amended and restated (the “Greenlane A&R Charter”) in order to (i) increase the number of authorized shares of Greenlane Class B common stock, $0.0001 par value per share (the “Greenlane Class B common stock”), from 10,000,000 shares to 30,000,000 shares in order to effect the conversion of each outstanding share of Greenlane Class C common stock, $0.0001 par value per share (the “Greenlane Class C common stock”), into one-third of one share of Greenlane Class B common stock (the “Class C Conversion”), (ii) increase the number of authorized shares of Greenlane Class A common stock from 125,000,000 shares to 600,000,000 shares, and (iii) eliminate references to the Greenlane Class C common stock. The Greenlane A&R Charter and the Class C Conversion are further described in the Company’s definitive Joint Proxy Statement/Prospectus filed with the Securities and Exchange Commission (the “SEC”) on July 2, 2021.

The events described in this Current Report on Form 8-K occurred in connection with the consummation of the Mergers.

Item 2.01. Completion of Acquisition or Disposition of Assets.

The information provided in the Introductory Note is incorporated herein by reference.

On August 31, 2021, the Company completed the Mergers and the other transactions contemplated by the Merger Agreement. Merger 1 became effective upon Greenlane’s filing of a certificate of merger with the Secretary of State of the state of Delaware and articles of merger with the Secretary of State of the State of Nevada, in each case on August 31, 2021. Promptly following the effectiveness of Merger 1, Merger 2 became effective upon the filing of a certificate of merger with the Secretary of State of the State of Delaware and articles of merger with the Secretary of State of the State of Nevada, in each case on August 31, 2021.

At the effective time of Merger 1, each share of KushCo’s common stock, $0.001 par value per share (“KushCo common stock”), issued and outstanding immediately prior to the effective time of Merger 1 was converted automatically into the right to receive 0.3016 shares of Greenlane Class A common stock, $0.01 par value per share (“Greenlane Class A common stock”), with cash paid in lieu of the issuance of fractional shares. As a result, immediately following the Mergers, stockholders that held Greenlane common stock prior to the completion of the Mergers owned 51.9% and former KushCo stockholders owned 48.1% of the equity of the combined company on a fully diluted basis.

The Company issued 48,684,854 shares of Greenlane Class A common stock as consideration in the Mergers, including shares of Greenlane Class A common stock issued in respect of previously outstanding KushCo restricted stock units that became fully vested at the effective time of Merger 1. In addition, the Company issued warrants to purchase an aggregate of 9,480,485 shares of Class A common stock in respect of previously outstanding KushCo warrants that Greenlane assumed in connection with the Mergers. In addition, KushCo stock options outstanding prior to the Mergers were converted into stock options to purchase an aggregate of 3,048,063 shares of Class A common stock. Based on the closing price of Greenlane Class A common stock on the Nasdaq Capital Market of $2.61 on August 30, 2021, the merger consideration represented approximately $0.79 for each outstanding share of KushCo common stock.

After giving effect to the Mergers and the Class C Conversion, there are 71,760,509 shares of Greenlane Class A common stock outstanding, 25,838,270 shares of Greenlane Class B common stock outstanding and no shares of Greenlane Class C common stock outstanding.

The foregoing description of the Merger Agreement and the transactions contemplated thereby is not complete and is subject to and qualified in its entirety by reference to the full text of the Merger Agreement, which was previously filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on April 1, 2021 and is incorporated by reference herein.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information provided in the Introductory Note is incorporated herein by reference.

Appointment of Nicholas Kovacevich as Chief Executive Officer

As previously disclosed, as of the effective time of Merger 1, Mr. Kovacevich was appointed as the Chief Executive Officer of Greenlane. Mr. Kovacevich replaces Aaron LoCascio, who will remain with Greenlane as President of the Company. Mr. Kovacevich previously served as KushCo’s Chief Executive Officer.

The following is a biographical summary for Mr. Kovacevich:

Nicholas Kovacevich: Mr. Kovacevich served as a director and Secretary of KushCo from its inception in December 2010 until the closing of the Mergers. Mr. Kovacevich served as Chief Operating Officer of KushCo from December 2010 until August 29, 2014, at which time he was appointed Chief Executive Officer of KushCo. Mr. Kovacevich was appointed Chairman of the board of directors of KushCo in November 2017. Mr. Kovacevich graduated Summa Cum Laude from Southwest Baptist University with a Bachelor of Science in Sports Management. After college, Mr. Kovacevich began his entrepreneurial career by building and selling Pack My Dorm. He continued on to found several other successful businesses including BigRentz, Inc., a leading online equipment rental company, and Alpha West Holdings, a diversified holding company whose portfolio businesses’ generate a combined $100M+ in annual sales. Recently, Kovacevich was appointed to California’s 32nd DAA Orange County Fair Board by California Governor Newsom.

In connection with his appointment, the Company entered into an indemnification agreement with Mr. Kovacevich, which is in substantially the same form as that entered into with the Company’s executive officers and directors serving prior to the consummation of the Mergers.

Pursuant to the terms of the Merger Agreement, Mr. Kovacevich received 2,799,612 shares of Greenlane Class A common stock as consideration for the shares of KushCo common stock he owned immediately prior to the effective time of Merger 1.

Appointment of Rodrigo De Oliviera as Chief Operating Officer

As previously disclosed in the Company’s Current Report on Form 8-K filed with the SEC on June 17, 2021, Rodrigo De Oliviera’s appointment as Greenlane’s Chief Operating Officer became effective upon the closing of the Mergers.

In connection with his appointment, the Company entered into an indemnification agreement with Mr. De Oliviera, which is in substantially the same form as that entered into with the Company’s executive officers and directors serving prior to the consummation of the Mergers.

Pursuant to the terms of the Merger Agreement, Mr. De Oliviera received 99,447 shares of Greenlane Class A common stock as consideration for the shares of KushCo common stock he owned immediately prior to the effective time of Merger 1.

Appointment of Directors

In connection with the consummation of the Mergers and pursuant to the terms of the Merger Agreement, immediately following the effective time of Merger 1, the size of Greenlane’s Board of Directors (the “Board”) was increased from five members to seven members and Nicholas Kovacevich, the former Chief Executive Officer of KushCo, Don Hunter, a former member of the KushCo board of directors, and Dallas Imbimbo, a former member of the KushCo board of directors, were elected to the Board, each to serve until the next annual meeting of stockholders of the Company and until their successors have been duly elected and qualified. As previously disclosed, Neil Closner, a former director of Greenlane, provided a resignation letter to the Board that became effective upon the closing of the Mergers.

As the Chief Executive Officer of Greenlane, Mr. Kovacevich will receive no separate compensation for his service as a director of the Company.

As independent members of the Board, each of Mr. Hunter and Mr. Imbimbo will be entitled to certain compensation that all of the Company’s independent directors receive, including an annual retainer of $60,000 (pro-rated for the remainder of 2021), certain meeting fees, be eligible for awards under Greenlane’s Amended and Restated 2019 Equity Incentive Plan and reimbursement for reasonable out-of-pocket expenses incurred in attending Board and committee meetings.

In connection with their appointment, the Company entered into an indemnification agreement with each of Mr. Hunter and Mr. Imbimbo, which is in substantially the same form as that entered into with the Company’s executive officers and directors serving prior to the consummation of the Mergers.

 Neither Mr. Kovecevich, Mr. Hunter, Mr. Imbimbo nor any member of their immediate family has or had a direct or indirect interest in any transaction in which the Company or any of its subsidiaries is or was a participant that would be required to be disclosed under Item 404(a) of Regulation S-K.

Pursuant to the terms of the Merger Agreement, Mr. Hunter received 22,199 shares of Greenlane Class A common stock as consideration for the shares of KushCo common stock he owned immediately prior to the effective time of Merger 1 and Mr. Imbimbo received 3,021,362 shares of Greenlane Class A common stock as consideration for the shares of KushCo common stock he owned immediately prior to the effective time of Merger 1.

The following are biographical summaries for Messrs. Hunter and Imbimbo:

Donald Hunter: Mr. Hunter served as a director of KushCo from February 1, 2018 until the closing of the Mergers. Since 2007, Mr. Hunter has served as principal at Donald Hunter, LLC, a consulting practice that assists private equity firms and entrepreneurs to enhance the value of their technology companies. He previously served as Chief Operating Officer and Chief Financial Officer of Harbor Global Company Limited, a publicly traded investment management, natural resources, and real-estate company, from 2000 through 2006, and as a senior executive at The Pioneer Group, Inc. from 1988 through 2000, with responsibility for international start-up companies. Mr. Hunter began his career at the General Electric Company, where he was a member of the corporate audit staff and a graduate of its Financial Management Training Program. Since 2013, Mr. Hunter has served as a member of the board of directors of The LGL Group, Inc., a NYSE-listed frequency and spectrum control engineering and manufacturing company, and also serves as the Chairman of the Audit Committee and a member of the Nominating Committee, and formerly served on the Compensation Committee. Previously, Mr. Hunter served as a member of the board of directors, Chairman of the Audit Committee and member of the Nominating Committee of Juniper Pharmaceuticals, a NASDAQ-listed specialty pharmaceuticals company, from March 2014 through March 2016, and a member of the board of directors of LICT Corporation, a holding company with subsidiaries in telecommunications and multimedia, from June 2014 through June 2015. Mr. Hunter qualifies as a financial expert under the applicable rules of the Securities and Exchange Commission (the “SEC”) and is an active member of the National Association of Corporate Directors. He holds a Bachelor of Science, magna cum laude, and an MBA with high honors from Boston University.

Dallas Imbimbo: Mr. Imbimbo was one of the co-founders of KushCo, has served as Chairman of KushCo since its inception in December 2010 through November 2017, and served as a director of KushCo until the closing of the Mergers. In addition to his role at KushCo, Mr. Imbimbo co-founded BigRentz, Inc. in 2012, one of the nation’s largest construction equipment rental networks. Under his leadership as President and Chief Executive Officer from inception through April 2017, BigRentz has become one of the fastest growing companies in Southern California. Mr. Imbimbo continues to serve on the board of directors of BigRentz. In 2017. Mr. Imbimbo founded an investment firm, Alpha West Holdings, specializing in investments of early stage companies and providing support and the framework needed to help their management teams succeed.

Committee Assignments

Following the appointment of Mr. Kovacevich, Mr. Hunter and Mr. Imbimbo, the Board approved the following committee assignments:

•	Audit Committee: Jeff Uttz, a current member of the Board, Richard Taney, a current member of the Board, and Mr. Imbimbo.

•	Compensation Committee: Mr. Taney, Mr. Uttz and Mr. Hunter.

•	Nominating and Corporate Governance Committee: Mr. Imbimbo, Mr. Taney and Mr. Uttz.

Appointment of Chairman of the Board

The Board has agreed to appoint an independent Chairman of the Board no later than September 30, 2021. Aaron LoCascio will remain the Chairman of the Board until that time.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The unaudited consolidated financial statements of KushCo as of May 31, 2021 and for the three and nine months ended May 31, 2020 and 2021 have previously been filed as Exhibit 99.1 to the Company’s Current Report on Form 8-K filed with the SEC on July 30, 2021 and are incorporated herein by reference.

The audited consolidated financial statements of KushCo as of and for the fiscal year ended August 31, 2020 have previously been filed as Exhibit 99.2 to the Company’s Registration Statement on Form S-4/A, filed with the SEC on July 1, 2021 and are incorporated herein by reference.

(b) Pro Forma Financial Information.

The required unaudited pro forma condensed combined financial statements of Greenlane will be filed by an amendment to this Current Report on Form 8-K within 71 calendar days of the due date hereof.

(d) Exhibits.

2.1	Agreement and Plan of Merger, dated as of March 31, 2021, by and among Greenlane Holdings, Inc., Merger Sub Gotham 1, LLC, Merger Sub Gotham 2, LLC and KushCo Holdings, Inc. (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on April 1, 2021).

99.1	Unaudited Condensed Consolidated Financial Statements of KushCo Holdings, Inc. as of May 31, 2021 and for the three and nine months ended May 31, 2021 and 2020 (incorporated by reference to Exhibit 99.1 to the Company’s Current Report on Form 8-K filed on July 30, 2021).

99.2	Audited Consolidated Financial Statements of KushCo Holdings, Inc. as of and for the year ended August 31, 2020 (Incorporated by reference to Exhibit 99.11 to the Company’s Registration Statement on Form S-4/A, filed on July 1, 2021).

104	Cover Page Interactive Data File (formatted as inline XBRL and contained in Exhibit 101)

* filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREENLANE HOLDINGS, INC.

Dated: August 31, 2021	By:	/s/ Aaron LoCascio
Aaron LoCascio
President